Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
References herein to “we,” “us,” “our,” the “Company” and “Xerox” refer to Xerox Corporation and its consolidated subsidiaries unless the context specifically requires otherwise.
Description of Business and Basis of Presentation
We are a $22.6 billion global enterprise for business process and document management. We offer business process outsourcing and IT outsourcing services, including data processing, healthcare solutions, human resource benefits management, finance support, transportation solutions and customer relationship management services for commercial and government organizations worldwide. The company also provides extensive leading-edge document technology, services, software and genuine Xerox supplies for graphic communication and office printing environments of any size.
Basis of Consolidation
The Consolidated Financial Statements include the accounts of Xerox Corporation and all of our controlled subsidiary companies. All significant intercompany accounts and transactions have been eliminated. Investments in business entities in which we do not have control, but we have the ability to exercise significant influence over operating and financial policies (generally 20% to 50% ownership) are accounted for using the equity method of accounting. Operating results of acquired businesses are included in the Consolidated Statements of Income from the date of acquisition.
We consolidate variable interest entities if we are deemed to be the primary beneficiary of the entity. Operating results for variable interest entities in which we are determined to be the primary beneficiary are included in the Consolidated Statements of Income from the date such determination is made.
For convenience and ease of reference, we refer to the financial statement caption “Income before Income Taxes and Equity Income” as “pre-tax income” throughout the Notes to the Consolidated Financial Statements.
Use of Estimates
The preparation of our Consolidated Financial Statements requires that we make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant estimates and assumptions are used for, but not limited to: (i) allocation of revenues and fair values in leases and other multiple element arrangements; (ii) accounting for residual values; (iii) economic lives of leased assets; (iv) revenue recognition for services under the percentage-of-completion method; (v) allowance for doubtful accounts; (vi) inventory valuation; (vii) restructuring and related charges; (viii) asset impairments; (ix) depreciable lives of assets; (x) useful lives of intangible assets; (xi) amortization period for customer contract costs; (xii) pension and post-retirement benefit plans; (xiii) income tax reserves and valuation allowances; and (xiv) contingency and litigation reserves. Future events and their effects cannot be predicted with certainty; accordingly, our accounting estimates require the exercise of judgment. The accounting estimates used in the preparation of our Consolidated Financial Statements will change as new events occur, as more experience is acquired, as additional information is obtained and as our operating environment changes. Actual results could differ from those estimates.

The following table summarizes certain significant charges that require management estimates for the three years ended December 31, 2011:

	Year Ended December 31,
Expense/(Income)	2011	2010	2009
Provision for restructuring and asset impairments	$33	$483	$(8)
Provisions for receivables(1)	154	180	289
Provisions for litigation and regulatory matters	11	(4)	9
Provisions for obsolete and excess inventory	39	31	52
Provision for product warranty liability	30	33	34
Depreciation and obsolescence of equipment on operating leases	294	313	329
Depreciation of buildings and equipment	405	379	247
Amortization of internal use software	91	70	53
Amortization of product software	11	7	5
Amortization of acquired intangible assets(2)	401	316	64
Amortization of customer contract costs	49	12	—
Defined pension benefits - net periodic benefit cost(3)	177	304	232
Other post-retirement benefits - net periodic benefit cost	14	32	26
Income tax expense(4)	386	256	152

(1)	Includes net receivable adjustments of $(3), $(8) and $(2) for 2011, 2010 and 2009, respectively.

(2)	Includes amortization of approximately $3 for patents, which is included in cost of sales for each period presented.

(3)	2011 includes $107 pre-tax curtailment gain - refer to Note 14 - Employee Benefit Plans for additional information.

(4)	Includes impacts from changes in unrecognized tax benefits and deferred tax valuation allowances.
Changes in Estimates
In the ordinary course of accounting for items discussed above, we make changes in estimates as appropriate and as we become aware of circumstances surrounding those estimates. Such changes and refinements in estimation methodologies are reflected in reported results of operations in the period in which the changes are made and, if material, their effects are disclosed in the Notes to the Consolidated Financial Statements.

New Accounting Standards and Accounting Changes
Goodwill:
In September 2011, the FASB issued ASU No. 2011-08, Intangibles - Goodwill and Other (Topic 350) - Testing Goodwill for Impairment, which allows an entity to use a qualitative approach to test goodwill for impairment. ASU 2011-08 permits an entity to first perform a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If it is concluded that a potential exposure exists, it is necessary to perform the currently prescribed two-step goodwill impairment test. Otherwise, the two-step goodwill impairment test is not required. We adopted ASU 2011-08 in connection with our annual impairment test performed in the fourth quarter of 2011. The adoption of this update did not have a material effect on our financial condition or results of operations.

Presentation of Comprehensive Income:
In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220)—Presentation of Comprehensive Income, which requires an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the Statement of Shareholders' Equity. The items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income were not changed. Additionally, no changes were made to the calculation and presentation of earnings per share. In December 2011, the FASB issued ASU 2011-12, which deferred the effective date of guidance pertaining to the reporting of reclassification adjustments out of accumulated other comprehensive income in ASU 2011-05. ASU 2011-12 reinstated the requirements for the presentation of reclassifications that were in place prior to the issuance of ASU 2011-05. We adopted ASU 2011-05 effective for our fiscal year ending December 31, 2011 and have retrospectively applied the new presentation of comprehensive income to prior periods presented. We elected to present comprehensive income in two separate but consecutive statements. Note 19 - Comprehensive Income provides details regarding the gross components of other comprehensive income, reclassification adjustments out of accumulated other comprehensive income and the related tax effects. Other than the change in presentation and disclosure, the update did not have an impact on our financial condition or results of operations.

Receivables:
In April 2011, the FASB issued ASU 2011-02, to provide additional guidance on a creditor’s determination of whether a restructuring qualifies as a troubled debt restructuring. This guidance was provided to assist a creditor in determining whether it has granted a concession and whether a debtor is experiencing financial difficulties for purposes of determining if a restructuring constitutes a troubled debt restructuring. The update was effective for our third quarter beginning July 1, 2011 and did not have a material effect on our financial condition, results of operations or disclosures as renegotiations and modifications of our finance receivables only occur on a limited basis and typically do not have a material impact.
Fair Value Accounting:
In May 2011, the FASB issued ASU 2011-04, which amended Fair Value Measurements and Disclosures - Overall (ASC Topic 820-10) to provide a consistent definition of fair value and ensure that the fair value measurement and disclosure requirements are similar between U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 changes certain fair value measurement principles and enhances the disclosure requirements, particularly for level 3 fair value measurements. ASU 2011-04 is effective for our fiscal year beginning January 1, 2012 and must be applied prospectively. Early adoption is not permitted. We do not expect this update to have a material effect on financial condition or results of operations.

In 2010, the FASB issued ASU No. 2010-06, which amended Fair Value Measurements and Disclosures - Overall (ASC Topic 820-10). This update required a gross presentation of activities within the rollforward of Level 3 measurements and added a new requirement to disclose transfers in and out of Level 1 and 2 measurements. The update also clarified the existing disclosure requirements in ASC 820-10 regarding: i) the level of disaggregation of fair value measurements; and ii) the disclosures regarding inputs and valuation techniques. This update was effective for our fiscal year beginning January 1, 2010 except for the gross presentation of the Level 3 rollforward information, which was effective for our fiscal year beginning January 1, 2011. The principal impact from this update was expanded disclosures regarding our fair value measurements.
Other Accounting Changes:
In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 requires entities to disclose both gross information and net information about both instruments and transactions eligible for offset in the Balance Sheet and instruments and transactions subject to an agreement similar to a master netting arrangement to enable users of its financial statements to understand the effects of offsetting and related arrangements on its financial position. This update is effective for our fiscal year beginning January 1, 2013 and must be applied retrospectively. The principle impact from this update will be to expand disclosures regarding our financial instruments. We currently report our derivative assets and liabilities on a gross basis in the Balance Sheet even in those instances where offsetting may be allowed under a master netting agreement.

In 2009, the FASB issued ASU 2009-16, which amended Transfers and Servicing (ASC Topic 860): Accounting for Transfers of Financial Assets. This update removed the concept of a qualifying special-purpose entity and removed the exception from applying consolidation guidance to these entities. This update also clarified the requirements for isolation and limitations on portions of financial assets that are eligible for sale accounting. We adopted this update effective for our fiscal year beginning January 1, 2010. Certain accounts receivable sale arrangements were modified in order to qualify for sale accounting under this updated guidance. The adoption of this update did not have a material effect on our financial condition or results of operations.

Except for the ASU's discussed above, the remaining ASU's issued by the FASB during the year entail technical corrections to existing guidance or affect guidance related to unique/infrequent transactions or specialized industries/entities and therefore have minimal, if any, impact on the Company.
Summary of Accounting Policies
Revenue Recognition
We generate revenue through services, the sale and rental of equipment, supplies and income associated with the financing of our equipment sales. Revenue is recognized when earned. More specifically, revenue related to services and sales of our products is recognized as follows:
Equipment: Revenues from the sale of equipment, including those from sales-type leases, are recognized at the time of sale or at the inception of the lease, as appropriate. For equipment sales that require us to install the product at the customer location, revenue is recognized when the equipment has been delivered and installed at the customer location. Sales of customer installable products are recognized upon shipment or receipt by the customer according to the customer's shipping terms. Revenues from equipment under other leases and similar arrangements are accounted for by the operating lease method and are recognized as earned over the lease term, which is generally on a straight-line basis.
Services: Technical service revenues are derived primarily from maintenance contracts on our equipment sold to customers and are recognized over the term of the contracts. A substantial portion of our products are sold with full service maintenance agreements for which the customer typically pays a base service fee plus a variable amount based on usage. As a consequence, other than the product warranty obligations associated with certain of our low end products, we do not have any significant product warranty obligations, including any obligations under customer satisfaction programs.
Revenues associated with outsourcing services are generally recognized as services are rendered, which is generally on the basis of the number of accounts or transactions processed. Information technology processing revenues are recognized as services are provided to the customer, generally at the contractual selling prices of resources consumed or capacity utilized by our customers. In those service arrangements where final acceptance of a system or solution by the customer is required, revenue is deferred until all acceptance criteria have been met. Revenues on cost reimbursable contracts are recognized by applying an estimated factor to costs as incurred, determined by the contract provisions and prior experience. Revenues on unit-price contracts are recognized at the contractual selling prices as work is completed and accepted by the customer. Revenues on time and material contracts are recognized at the contractual rates as the labor hours and direct expenses are incurred.
In connection with our services arrangements, we incur costs to originate these long-term contracts and to perform the migration, transition and setup activities necessary to enable us to perform under the terms of the arrangement. Initial direct costs of an arrangement are capitalized and amortized over the contractual service period. We also capitalize certain incremental direct costs that are related to the contract origination or transition, implementation and setup activities and amortize them over the term of the arrangement. From time to time, we also provide certain inducements to customers in the form of various arrangements, including contractual credits, which are capitalized and amortized as a reduction of revenue over the term of the contract. Customer-related deferred set-up/transition and inducement costs were $294 and $134 at December 31, 2011 and 2010, respectively, and are amortized over a weighted average period of approximately eight years. Amortization expense associated with customer-related contract costs at December 31, 2011 is expected to be approximately $80 million in 2012.
Long-lived assets used in the fulfillment of the arrangements are capitalized and depreciated over the shorter of their useful life or the term of the contract if an asset is contract specific.
Revenues on certain fixed price contracts where we provide information technology system development and implementation services are recognized over the contract term based on the percentage of development and implementation services that are provided during the period compared with the total estimated development and implementation services to be provided over the entire contract. These services require that we perform significant, extensive and complex design, development, modification or implementation of our customers' systems. Performance will often extend over long periods, and our right to receive future payment depends on our future performance in accordance with the agreement. During 2011 and 2010, we recognized approximately $320 and $270, respectively, of revenue using the percentage-of-completion accounting method.
The percentage-of-completion methodology involves recognizing probable and reasonably estimable revenue using the percentage of services completed, on a current cumulative cost to estimated total cost basis, using a reasonably consistent profit margin over the period. Due to the long-term nature of these projects, developing the estimates of costs often requires significant judgment. Factors that must be considered in estimating the progress of work completed and ultimate cost of the projects include, but are not limited to, the availability of labor and labor productivity, the nature and complexity of the work to be performed and the impact of delayed performance. If changes occur in delivery, productivity or other factors used in developing the estimates of costs or revenues, we revise our cost and revenue estimates, which may result in increases or decreases in revenues and costs, and such revisions are reflected in income in the period in which the facts that give rise to that revision become known.
Revenues earned in excess of related billings are accrued, whereas billings in excess of revenues earned are deferred until the related services are provided. We recognize revenues for non-refundable, upfront implementation fees on a straight-line basis over the period between the initiation of the ongoing services through the end of the contract term.
Sales to distributors and resellers: We utilize distributors and resellers to sell many of our technology products to end-user customers. We refer to our distributor and reseller network as our two-tier distribution model. Sales to distributors and resellers are generally recognized as revenue when products are sold to such distributors and resellers. Distributors and resellers participate in various cooperative marketing and other programs, and we record provisions for these programs as a reduction to revenue when the sales occur. Similarly, we account for our estimates of sales returns and other allowances when the sales occur based on our historical experience.
In certain instances, we may provide lease financing to end-user customers who purchased equipment we sold to distributors or resellers. We compete with other third party leasing companies with respect to the lease financing provided to these end-user customers.
Supplies: Supplies revenue generally is recognized upon shipment or utilization by customers in accordance with the sales contract terms.
Software: Most of our equipment has both software and non-software components that function together to deliver the equipment's essential functionality and therefore they are accounted for together as part of equipment sales revenues. Software accessories sold in connection with our equipment sales, as well as free-standing software sales are accounted for as separate deliverables or elements. In most cases, these software products are sold as part of multiple element arrangements and include software maintenance agreements for the delivery of technical service, as well as unspecified upgrades or enhancements on a when-and-if-available basis. In those software accessory and free-standing software arrangements that include more than one element, we allocate the revenue among the elements based on vendor-specific objective evidence (“VSOE”) of fair value. VSOE of fair value is based on the price charged when the deliverable is sold separately by us on a regular basis and not as part of the multiple-element arrangement. Revenue allocated to software is normally recognized upon delivery while revenue allocated to the software maintenance element is recognized ratably over the term of the arrangement.
Leases: The two primary accounting provisions which we use to classify transactions as sales-type or operating leases are: 1) a review of the lease term to determine if it is equal to or greater than 75% of the economic life of the equipment and 2) a review of the present value of the minimum lease payments to determine if they are equal to or greater than 90% of the fair market value of the equipment at the inception of the lease.
We consider the economic life of most of our products to be five years, since this represents the most frequent contractual lease term for our principal products and only a small percentage of our leases are for original terms longer than five years. There is no significant after-market for our used equipment. We believe five years is representative of the period during which the equipment is expected to be economically usable, with normal service, for the purpose for which it is intended. Residual values, if any, are established at lease inception using estimates of fair value at the end of the lease term.
With respect to fair value, we perform an analysis of equipment fair value based on cash selling prices during the applicable period. The cash selling prices are compared to the range of values determined for our leases. The range of cash selling prices must be reasonably consistent with the lease selling prices in order for us to determine that such lease prices are indicative of fair value.
The vast majority of our leases that qualify as sales-type are non-cancelable and include cancellation penalties approximately equal to the full value of the lease receivables. A portion of our business involves sales to governmental units. Certain of our governmental contracts may have cancellation provisions or renewal clauses that are required by law, such as 1) those dependent on fiscal funding outside of a governmental unit's control, 2) those that can be canceled if deemed in the best interest of the governmental unit's taxpayers or 3) those that must be renewed each fiscal year, given limitations that may exist on entering into multi-year contracts that are imposed by statute. In these circumstances, we carefully evaluate these contracts to assess whether cancellation is remote and that they are offered only in instances where required by law. Where such contract terms are not legally required, we consider the arrangement to be cancellable and account for the lease as an operating lease.
Bundled Lease Arrangements: We sell our products and services under bundled lease arrangements, which typically include equipment, service, supplies and financing components for which the customer pays a single negotiated fixed minimum monthly payment for all elements over the contractual lease term. Approximately 40% of our equipment sales revenue is related to sales made under bundled lease arrangements. These arrangements also typically include an incremental, variable component for page volumes in excess of contractual page volume minimums, which are often expressed in terms of price-per-page. The fixed minimum monthly payments are multiplied by the number of months in the contract term to arrive at the total fixed minimum payments that the customer is obligated to make (“fixed payments”) over the lease term. The payments associated with page volumes in excess of the minimums are contingent on whether or not such minimums are exceeded (“contingent payments”). In applying our lease accounting methodology, we only consider the fixed payments for purposes of allocating to the relative fair value elements of the contract. Contingent payments, if any, are recognized as revenue in the period when the customer exceeds the minimum copy volumes specified in the contract. Revenues under bundled arrangements are allocated considering the relative selling prices of the lease and non-lease deliverables included in the bundled arrangement. Lease deliverables include maintenance and executory costs, equipment and financing, while non-lease deliverables generally consist of the supplies and non-maintenance services. The allocation for the lease deliverables begins by allocating revenues to the maintenance and executory costs plus profit thereon. These elements are generally recognized over the term of the lease as service revenue. The remaining amounts are allocated to the equipment and financing elements which are subjected to the accounting estimates noted above under “Leases.”

Multiple Element Arrangements: We enter into the following revenue arrangements that may consist of multiple deliverables:

•	Bundled lease arrangements, which typically include both lease deliverables and non-lease deliverables as described above.

•	Outright sales of equipment with a related full-service maintenance agreement.

•
Contracts for multiple types of outsourcing services, as well as professional and value-added services. For instance, we may contract for an implementation or development project and also provide services to operate the system over a period of time; or we may contract to scan, manage and store customer documents.

If a deliverable in a multiple-element arrangement is subject to specific guidance, such as leased equipment in our bundled lease arrangements (which is subject to specific leasing guidance) or accessory software (which is subject to software revenue recognition guidance), that deliverable is separated from the arrangement based on its relative selling price (the relative selling price method - see below) and accounted for in accordance with such specific guidance. The remaining deliverables in a multiple-element arrangement are accounted for based on the following guidance.
A multiple-element arrangement is separated into more than one unit of accounting if both of the following criteria are met:

•	The delivered item(s) has value to the customer on a stand-alone basis; and

•
If the arrangement includes a general right of return relative to the delivered item(s), delivery or performance of the undelivered item(s) is considered probable and substantially in our control. If these criteria are not met, the arrangement is accounted for as one unit of accounting and the recognition of revenue is generally upon delivery/completion or ratably as a single unit of accounting over the contractual service period.

If these criteria are not met, the arrangement is accounted for as one unit of accounting which would result in revenue being recognized ratably over the contract term or being deferred until the earlier of when such criteria are met or when the last undelivered element is delivered.

Consideration in a multiple-element arrangement is allocated at the inception of the arrangement to all deliverables on the basis of the relative selling price. When applying the relative selling price method, the selling price for each deliverable is determined using VSOE of the selling price. When VSOE cannot be established, we attempt to establish the selling price of each deliverable based on third-party evidence ("TPE"). TPE is determined based on competitor prices for similar deliverables when sold separately. In substantially all our multiple-element arrangements we allocate revenue based on VSOE or TPE, since products and services are generally sold separately or the selling price is determinable based on competitor prices for similar deliverables. If neither VSOE nor TPE of the selling price exists for a deliverable, we will use our best estimate of the selling price for that deliverable.
The objective of using an estimated selling price based methodology is to determine the price at which we would transact a sale if the product or service were sold on a stand-alone basis. Accordingly, we determine our best estimate of selling price considering multiple factors including, but not limited to, geographies, market conditions, competitive landscape, internal costs, gross margin objectives and pricing practices. Estimated selling price based methodology generally will apply to an insignificant proportion of our arrangements with multiple deliverables.
Cash and Cash Equivalents
Cash and cash equivalents consist of cash on hand, including money-market funds, and investments with original maturities of three months or less.
Restricted Cash and Investments
As more fully discussed in Note 16 - Contingencies and Litigation, various litigation matters in Brazil require us to make cash deposits to escrow as a condition of continuing the litigation. In addition, as more fully discussed in Note 4 - Receivables, Net, we continue to service the receivables sold under most of our accounts receivable sale agreements. As servicer, we may collect cash related to sold receivables prior to month-end that will be remitted to the purchaser the following month. Since we are acting on behalf of the purchaser in our capacity as servicer, such cash collected is reported as restricted cash. These cash amounts are classified in our Consolidated Balance Sheets based on when the cash will be contractually or judicially released (refer to Note 10 - Supplementary Financial Information for classification of amounts).

Restricted cash amounts were as follows:

	December 31,
	2011	2010
Tax and labor litigation deposits in Brazil	$240	$276
Escrow and cash collections related to receivable sales	88	88
Other restricted cash	15	7
Total Restricted Cash and Investments	$343	$371

Inventories
Inventories are carried at the lower of average cost or market. Inventories also include equipment that is returned at the end of the lease term. Returned equipment is recorded at the lower of remaining net book value or salvage value. Salvage value consists of the estimated market value (generally determined based on replacement cost) of the salvageable component parts, which are expected to be used in the remanufacturing process. We regularly review inventory quantities and record a provision for excess and/or obsolete inventory based primarily on our estimated forecast of product demand, production requirements and servicing commitments. Several factors may influence the realizability of our inventories, including our decision to exit a product line, technological changes and new product development. The provision for excess and/or obsolete raw materials and equipment inventories is based primarily on near term forecasts of product demand and include consideration of new product introductions, as well as changes in remanufacturing strategies. The provision for excess and/or obsolete service parts inventory is based primarily on projected servicing requirements over the life of the related equipment populations.
Land, Buildings and Equipment and Equipment on Operating Leases
Land, buildings and equipment are recorded at cost. Buildings and equipment are depreciated over their estimated useful lives. Leasehold improvements are depreciated over the shorter of the lease term or the estimated useful life. Equipment on operating leases is depreciated to estimated salvage value over the lease term. Depreciation is computed using the straight-line method. Significant improvements are capitalized and maintenance and repairs are expensed. Refer to Note 5 - Inventories and Equipment on Operating Leases, Net and Note 6 - Land, Buildings and Equipment, Net for further discussion.
Software - Internal Use and Product
We capitalize direct costs associated with developing, purchasing or otherwise acquiring software for internal use and amortize these costs on a straight-line basis over the expected useful life of the software, beginning when the software is implemented (“Internal Use Software”). Costs incurred for upgrades and enhancements that will not result in additional functionality are expensed as incurred. Useful lives of Internal Use Software generally vary from three to ten years. Amounts expended for Internal Use Software are included in Cash Flows from Investing.

We also capitalize certain costs related to the development of software solutions to be sold to our customers upon reaching technological feasibility and amortize these costs based on estimated future revenues (“Product Software”). In recognition of the uncertainties involved in estimating revenue, that amortization is not less than straight-line amortization over the software's remaining estimated economic life. Useful lives of Product Software generally vary from three to ten years. Amounts expended for Product Software are included in Cash Flows from Operations.

	Year Ended December 31,
Additions to:	2011	2010	2009
Internal use software	$163	$164	$98
Product software	108	70	1

	December 31,
Capitalized costs, net:	2011	2010
Internal use software	$545	$468
Product software	256	145

Goodwill and Other Intangible Assets
Goodwill represents the excess of the purchase price over the fair value of acquired net assets in a business combination, including the amount assigned to identifiable intangible assets. The primary drivers that generate goodwill are the value of synergies between the acquired entities and the company and the acquired assembled workforce, neither of which qualifies as an identifiable intangible asset. Goodwill is not amortized but rather is tested for impairment annually or more frequently if an event or circumstance indicates that an impairment loss may have been incurred.

Impairment testing for goodwill is done at the reporting unit level. A reporting unit is an operating segment or one level below an operating segment (a "component") if the component constitutes a business for which discrete financial information is available, and segment management regularly reviews the operating results of that component.

As noted previously, in the fourth quarter of 2011, we early adopted ASU No. 2011-08, Intangibles - Goodwill and Other (Topic 350) - Testing Goodwill for Impairment, which allows an entity to use a qualitative approach to test goodwill for impairment. As a result, in performing our annual impairment test, we first perform a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value, including allocated goodwill. If it is concluded that this is the case for one or more reporting units, we would then perform a detailed quantitative assessment. In 2011, after completing our annual qualitative reviews for each of our reporting units, we concluded that it was not more likely than not that the carrying value of any of our reporting units exceeded its fair value and therefore, further quantitative analysis was not required.

Other intangible assets primarily consist of assets obtained in connection with business acquisitions, including installed customer base and distribution network relationships, patents on existing technology and trademarks. We apply an impairment evaluation whenever events or changes in business circumstances indicate that the carrying value of our intangible assets may not be recoverable. Other intangible assets are amortized on a straight-line basis over their estimated economic lives. We believe that the straight-line method of amortization reflects an appropriate allocation of the cost of the intangible assets to earnings in proportion to the amount of economic benefits obtained annually by the Company. Refer to Note 8 - Goodwill and Intangible Assets, Net for further information.
Impairment of Long-Lived Assets
We review the recoverability of our long-lived assets, including buildings, equipment, internal use software and other intangible assets, when events or changes in circumstances occur that indicate that the carrying value of the asset may not be recoverable. The assessment of possible impairment is based on our ability to recover the carrying value of the asset from the expected future pre-tax cash flows (undiscounted and without interest charges) of the related operations. If these cash flows are less than the carrying value of such asset, an impairment loss is recognized for the difference between estimated fair value and carrying value. Our primary measure of fair value is based on discounted cash flows.
Treasury Stock
We account for repurchased common stock under the cost method and include such treasury stock as a component of our Common shareholders' equity. Retirement of Treasury stock is recorded as a reduction of Common stock and Additional paid-in capital at the time such retirement is approved by our Board of Directors.
Research, Development and Engineering (“RD&E”)
Research, development and engineering costs are expensed as incurred. Sustaining engineering costs are incurred with respect to on-going product improvements or environmental compliance after initial product launch. Our RD&E expense was as follows:

	Year Ended December 31,
	2011	2010	2009
R&D	$613	$653	$713
Sustaining engineering	108	128	127
Total RD&E Expense	$721	$781	$840

Restructuring Charges
Costs associated with exit or disposal activities, including lease termination costs and certain employee severance costs associated with restructuring, plant closing or other activity, are recognized when they are incurred. In those geographies where we have either a formal severance plan or a history of consistently providing severance benefits representing a substantive plan, we recognize severance costs when they are both probable and reasonably estimable. Refer to Note 9 - Restructuring and Asset Impairment Charges for further information.
Pension and Post-Retirement Benefit Obligations
We sponsor defined benefit pension plans in various forms in several countries covering employees who meet eligibility requirements. Retiree health benefit plans cover U.S. and Canadian employees for retiree medical costs. We employ a delayed recognition feature in measuring the costs of pension and post-retirement benefit plans. This requires changes in the benefit obligations and changes in the value of assets set aside to meet those obligations to be recognized not as they occur, but systematically and gradually over subsequent periods. All changes are ultimately recognized as components of net periodic benefit cost, except to the extent they may be offset by subsequent changes. At any point, changes that have been identified and quantified but not recognized as components of net periodic benefit cost, are recognized in Accumulated Other Comprehensive Loss, net of tax.
Several statistical and other factors that attempt to anticipate future events are used in calculating the expense, liability and asset values related to our pension and retiree health benefit plans. These factors include assumptions we make about the discount rate, expected return on plan assets, rate of increase in healthcare costs, the rate of future compensation increases and mortality. Actual returns on plan assets are not immediately recognized in our income statement, due to the delayed recognition requirement. In calculating the expected return on the plan asset component of our net periodic pension cost, we apply our estimate of the long-term rate of return on the plan assets that support our pension obligations, after deducting assets that are specifically allocated to Transitional Retirement Accounts (which are accounted for based on specific plan terms).
For purposes of determining the expected return on plan assets, we utilize a calculated value approach in determining the value of the pension plan assets, rather than a fair market value approach. The primary difference between the two methods relates to systematic recognition of changes in fair value over time (generally two years) versus immediate recognition of changes in fair value. Our expected rate of return on plan assets is applied to the calculated asset value to determine the amount of the expected return on plan assets to be used in the determination of the net periodic pension cost. The calculated value approach reduces the volatility in net periodic pension cost that would result from using the fair market value approach.
The discount rate is used to present value our future anticipated benefit obligations. In estimating our discount rate, we consider rates of return on high-quality fixed-income investments included in various published bond indexes, adjusted to eliminate the effects of call provisions and differences in the timing and amounts of cash outflows related to the bonds, as well as the expected timing of pension and other benefit payments. In the U.S. and the U.K., which comprise approximately 75% of our projected benefit obligation, we consider the Moody's Aa Corporate Bond Index and the International Index Company's iBoxx Sterling Corporate AA Cash Bond Index, respectively, in the determination of the appropriate discount rate assumptions. Refer to Note 14 - Employee Benefit Plans for further information.
Each year, the difference between the actual return on plan assets and the expected return on plan assets, as well as increases or decreases in the benefit obligation as a result of changes in the discount rate are added to or subtracted from any cumulative actuarial gain or loss from prior years. This amount is the net actuarial gain or loss recognized in Accumulated other comprehensive loss and is subject to subsequent amortization to net periodic pension cost in future periods over the remaining service lives of the employees participating in the pension plan. In plans where substantially all participants are inactive, the amortization period for net actuarial gains and losses is the average remaining life expectancy of the plan participants.
Foreign Currency Translation and Re-measurement
The functional currency for most foreign operations is the local currency. Net assets are translated at current rates of exchange and income, expense and cash flow items are translated at average exchange rates for the applicable period. The translation adjustments are recorded in Accumulated other comprehensive loss.

The U.S. Dollar is used as the functional currency for certain foreign subsidiaries that conduct their business in U.S. Dollars. A combination of current and historical exchange rates is used in re-measuring the local currency transactions of these subsidiaries and the resulting exchange adjustments are included in income.

Foreign currency losses were $12, $11 and $26 in 2011, 2010 and 2009, respectively, and are included in Other expenses, net in the accompanying Consolidated Statements of Income.